Exhibit 10.7

THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) dated as of July 20, 2005 by and among the entities identified on Schedule 1 - Sellers attached hereto (individually, a “Seller”, and collectively, “Sellers”) and U-STORE-IT, L.P., a Delaware limited partnership (“Buyer”), amends the Purchase and Sale Agreement with an effective date of March 1, 2005, between Sellers and Buyer, as amended by an Amendment to Purchase and Sale Agreement dated May 31, 2005 and a Second Amendment to Purchase and Sale Agreement dated July 5, 2005 (collectively, “Agreement”). Capitalized terms not defined herein shall have the meanings ascribed thereto in the Agreement.

WHEREAS, Sellers and Buyer have determined that the Closing Date for the sale and purchase of the Projects identified on Schedule 2 - Projects be extended to not later than July 29, 2005; and

WHEREAS, Sellers and Buyer desire to amend the terms of the Agreement in furtherance of the foregoing.

NOW THEREFORE, in consideration of the mutual terms, provisions, covenants and agreements set forth herein as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Sellers agree as follows:

1. The Closing Date for the Projects identified on Schedule 2 hereto is hereby extended to not later than July 29, 2005. The Earnest Money held by the Escrow Agent shall be applied to the cash portion of the Acquisition Value for the Projects closing on July 20, 2005.

2. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Amendment. To facilitate execution of the Amendment, the parties may execute and exchange by facsimile counterparts of the signature pages.

[SIGNATURES ON THE FOLLOWING PAGES]

BUYER:
U-STORE-IT, L.P., a Delaware limited partnership

By:	U-Store-It Trust, its general partner

	By:	/s/ Steven G. Osgood
Steven G. Osgood, President and Chief Financial Officer

SELLER:
Denver Investors, a Delaware Limited Partnership		Lakewood Business Center, a Delaware Limited Partnership
By:	Self Storage GP Corp., General Partner	By:	Self Storage GP Corp., General Partner

By:	/s/ Dennis L. Winans	By:	/s/ Dennis L. Winans
	Dennis L. Winans, Vice President		Dennis L. Winans, Vice President

El Paso Investors, a Delaware Limited Partnership		Mesa Self Storage Investors, a Delaware Limited Partnership
By:	Self Storage GP Corp., General Partner	By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

Fort Lowell – NSS, a Delaware Limited Partnership		National Self Storage Equities, a Delaware Limited Partnership
By:	Self Storage GP Corp., General Partner	By:	MR Partner Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

Grant Pacific Corporation		NSS – Pima County, a Delaware Limited Partnership
		By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

National Self Storage Tucson Nos. 10, 11, 12, a		NSS SW Investors, LP
Delaware Limited Partnership
By:	Islander (Delaware) Inc., General Partner	By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

Oracle Business Plaza Associates, a Delaware Limited Partnership		SGMP TV/Kolb Investors, L.P.
By:	Self Storage GP Corp., General Partner	By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

Sacramento Investors, a Delaware Limited Partnership		SGMP Houston Investors, LP
By:	Self Storage GP Corp., General Partner	By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

Utah Business Partners I, a Delaware Limited Partnership		SGMP Equity Fund I Limited Partnership
By:	Self Storage GP Corp., General Partner	By:	Self Storage GP Corp., General Partner

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

SGMP Equity Fund II Limited Partnership		NSS Southern California, L.P.
By:	Self Storage GP Corp., General Partner	By:	NSS Southern California, Inc

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

SGMP Synott Limited Partnership		SSMC Mortgage Securities Trust 96-1
By:	Self Storage GP Corp., General Partner	By:	SSMC Funding Corp.

	/s/ Dennis L. Winans		/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President	By:	Dennis L. Winans, Vice President

NSS Palo Verde, LP
By:	Self Storage GP Corp., General Partner

/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President

NSS New Mexico, Limited Partnership
By:	MR Partner Corp., General Partner

/s/ Dennis L. Winans
By:	Dennis L. Winans, Vice President

DESIGNATED PRINCIPALS.

/s/ W. Michael Schoff
W. Michael Schoff

/s/ Robert H. Schoff
Robert H. Schoff

The undersigned hereby execute this Amendment for purposes of Section 7.5 and Section 11.3 of the Agreement

/s/ W. Michael Schoff
W. Michael Schoff

THE SCHOMAC GROUP, INC., an Arizona Corporation

/s/ Dennis L. Winans
Dennis L. Winans, President

TEDCO, INC., an Arizona Corporation

/s/ Dennis L. Winans
Dennis L. Winans, Vice President

Robert H. Schoff Revocable Trust Dated August 6, 2002

/s/ Robert H. Schoff
Robert H. Schoff, Trustee

Susan A. Harris Revocable Trust Dated November 9, 1999

/s/ Susan A. Harris
Susan A. Harris, Trustee

San Simeon Investments IV L.P.
By: RMS GP Corp., an Arizona Corporation, General Partner

Ryan M. Schoff, President

Trust B of the Charles E. Schoff Family Revocable 1975 Trust

Charles E. Schoff, Trustee

SCHEDULE 1

Sellers

Denver Investors L.P.

El Paso Investors L.P.

Ft. Lowell-NSS LP.

Grant Pacific Corporation

Lakewood Business Center L.P.

Mesa Self Storage Investors L.P.

NSS Equities L.P.

NSS Pima County L.P.

NSS TUC 10,11, 12 L.P.

Oracle Business Plaza Assoc.

Sacramento Investors L.P.

Utah Business Partners I L.P.

NSS SW Investors L.P.

SGMP TV/Kolb Investors L.P.

SGMP Houston Investors L.P.

SGMP Equity Fund I L.P.

SGMP Equity Fund II L.P.

SGMP Synott L.P.

NSS Palo Verde L.P.

SSMC Mortgage Securities

Trust 96-1

NSS New Mexico L.P.

NSS Southern California L.P.

SCHEDULE 2

PROJECTS

Owner Name & Entity Information	Site	Street Address	City, State, Zip	Acquisition Value
NSS SW Investors, LP	CAR 1	304 S. Sixth Street	Carlsbad, NM 8822D	1,986,500
Entity Type: LP, State of Formation: Arizona	CEN 1	6000 Welch	El Paso, Tx 79905	1,023,100
	DEM 1	1010 S. Diamond Avenue	Deming, NM 88030	1,371,300
	ELP 5	301 N. Clark	El Paso, Tx 79905	3,193,100
	ELP 6	11565 James Watt	El Paso, TX 79936	1,198,900
	GRN 1	630 W. Camino Casa Verde	Green Valley, AZ 85614	1,370,200
	LOV 1	1100 N. Love Street	Lovinglon, NM 88260	450,600
	LUC 1	1100 E. Madrid Street	Las Cruces, NM 88001	2,476,600
	MOB 1	1200 N. Love Street	Lovinglon, NM 88260	232,600
	SIL1	11172 Hwy 180	Silver City, NM 88061	620,700
	TOC 1	801 N. Hwy #51	Truth or Consequences NM 87901	42,100
SGMP Equity Fund I Limited Partnership	LOS 2	6491 Maple Ave.	Westminster, CA 92683	6,656,900
Entity Type: LP, State of Formation: Arizona	MEM 1	7777 Moriarty Road	Cordova, TN 38018	2,684,400
	MEM 2	5141 American Way	Memphis, TN 38115	1,924,300
	MEM 3	6390 Winchester Rd.	Memphis, TN 38115	1,451,800
	MEM 4	4705 Winchester Rd.	Memphis, TN 38118	1,896,500
	SAN 2	946 E. Rancheros Drive	San Marcos, CA 92683	2,952,800
SGMP Equity Fund II Limited Partnership	HOU 6	9900 Rowlett	Houston, TX 77075	1,066,800
Entity Type: LP, State of Formation: Arizona	KNX 1	4811 Central Avenue Pike	Knoxville,TN 37912	3,994,200
	KNX 2	4709 Chapman Highway	Knoxville, TN 37920	2,835,900
	KNX 3	8713 Unicorn Drive	Knoxville, TN 37923	5,323,100
	KNX 4	142 Airport Plaza Drive	Alcoa, TN 37701	2,310,300
SGMP Synott Limited Partnership	HOU 12	7001 Synott	Houston, TX 77083	1,791,300
Entity Type: LP, State of Formation: Arizona	HOU 14	104 Holleman Dr.	College Station, TX 77840	1,515,000